UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): October 24, 2003

SENSYTECH, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)

8419 Terminal Road, Newington, Virginia 22122-1430

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)550-7000

SENSYTECH, INC. AND SUBSIDIARIES

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Exhibit Number	Description

99.1	Slide presentation given September 24, 2003 and September 26, 2003 by executives of Sensytech, Inc.

ITEM 9. REGULATION FD DISCLOSURE

On Wednesday, September 24, 2003, and Friday, September 26, 2003, executives of Sensytech, Inc. made a presentation to analysts and potential investors in New York, NY and Charlotte, NC which provided an update on business matters and strategies. A copy of this presentation is furnished with this report as Exhibit 99.1 which is incorporated herein by reference. This information is being furnished, not filed, pursuant to Item 9 of Form 8-K and, accordingly, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This information will be posted on our website.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or its management’s expectation or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SENSYTECH, INC

October 24, 2003	By:	/s/ Donald F. Fultz

Donald F. Fultz Vice President, Treasurer, & Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation given September 24, 2003 and September 26, 2003 by executives of Sensytech, Inc.

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